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Supplement to Statement of Additional Information dated March 1, 2024

April 11, 2024
Simon Somerville has retired from Marathon Asset Management Limited, the subadvisor to Harbor Diversified International All Cap Fund and Harbor International Fund (each a “Fund” and collectively, the “Funds”). Effective immediately, he no longer serves as a portfolio manager to the Funds and all references to him are hereby removed.
Toma Kobayashi and Justin Hill will take over management of the Japan regional focus assets previously managed by Mr. Sommerville with respect to the Funds. Justin Hill will continue to manage assets in the Asia Pacific ex Japan region.
Investors Should Retain This Supplement For Future Reference
S0424.SAI.HF